Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Note 10 - Income Taxes

As of December 31, 2019, the Company had net operating loss carry forwards of approximately $4,628,000 that may be available to reduce future years’ taxable income in varying amounts through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the years ended December 31, 2019 and 2018:

	2019	2018
Federal income tax benefit attributable to:
Current operations	$219,897	$537,475
Less: valuation allowance	(219,897)	(537,475)
Net provision for Federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 21% (2018: 21%) of significant items comprising our net deferred tax amount is as follows at December 31, 2019 and 2018:

	December 31, 2019	December 31, 2018
Deferred tax asset attributable to:
Net operating loss carryover	$971,797	$925,619
Less: valuation allowance	(971,797)	(925,619)
Net deferred tax asset	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $4,628,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.